UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 12, 2009

(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 N.W. 150th Street Oklahoma City, Oklahoma	73134

(Address of principal executive offices)	(Zip Code)

(405) 775-5000 (Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Adversary Complaint Filed

On May 12, 2009, Tronox Incorporated filed an adversary complaint against Kerr-McGee Corporation and its successor, Anadarko Petroleum Corporation, in its Chapter 11 Cases in the United States Bankruptcy Court for the Southern District of New York. The complaint asserts that Kerr-McGee defrauded Tronox’s creditors through its separation and spin-off of its former chemical subsidiary in 2006 and seeks recovery for fraudulent transfers involving valuable oil and gas assets and massive actual and contingent environmental, tort, retiree and other liabilities. As with any litigation, there can be no guarantee of a recovery.

A copy of the Press Release announcing the filing of the complaint is attached as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated May 12, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
	By:	/s/ Michael J. Foster
Michael J. Foster
Vice President, General Counsel and Secretary
Dated: May 19, 2009